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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT ACCOUNTANT

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-30244, 33-86126, 33-86128 and 33-84584) of
Integrity Incorporated of our report dated February 28, 2001 relating to the financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP
Atlanta, Georgia

March 27, 2001


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